RESTRUCTURING AND ACQUISITION-RELATED COSTS (Tables)	12 Months Ended
Jan. 01, 2023
Analysis of income and expense [abstract]
Restructuring and related costs and disclosure of transactions recognized separately from acquisition
Restructuring and acquisition-related costs are presented in the following table, and are comprised of costs directly related to significant exit activities, including the closure of business locations or the relocation of business activities, significant changes in management structure, as well as transaction, exit, and integration costs incurred pursuant to business acquisitions.

	2022	2021

Employee termination and benefit costs	$971	$251
Exit, relocation and other costs	2,179	3,312
Net (gain) loss on disposal, write-downs and accelerated depreciation of property, plant and equipment, right-of-use assets and computer software related to exit activities	(3,259)	3,136
Acquisition-related transaction costs	588	1,526
	$479	$8,225